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                                                                    Exhibit 10.5

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FIFTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT                    WELLS FARGO RETAIL FINANCE, LLC
758467.4
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                                             Execution Date: February 24, 2003
                                             Effective Date: February 24, 2003

      THIS FIFTH AMENDMENT is made to the September 24, 2001 Loan and Security Agreement ( the "LOAN AGREEMENT"), as amended by a certain First Amendment dated October 29, 2001, a certain Second Amendment dated October 21, 2002, a certain Third Amendment dated as of November 30, 2002, and a certain Fourth Amendment dated February 7, 2003 between

            Wells Fargo Retail Finance LLC (referred to therein as the "Lender"), a Delaware limited liability company with offices at One Boston Place - 18th Floor, Boston, Massachusetts 02108,

            and

            dELiA*s Corp. (referred to therein in such capacity, as the " LEAD BORROWER"), a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014, as agent for the following (referred to therein individually, as a "BORROWER" and collectively, the "BORROWERS"):

            dELiA*s Corp.,
            dELiA*s Operating Company,
            dELiA*s Distribution Company,
            dELiA*s Retail Company,

      each a Delaware corporation with its principal executive offices at 435 Hudson Street, New York, New York 10014,

in consideration of the mutual covenants contained herein and benefits to be derived herefrom.


      PART 1.     AMENDMENT OF THE LOAN AGREEMENT.

      From and after the execution of this Amendment, as of the Effective Date, the Loan Agreement is amended as follows:


            A.


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ADDITIONAL COLLATERAL. Upon the execution of this Amendment, the Borrower shall deliver to the Lender either (i) a standby letter of credit in the amount of $4,000,000.00 naming the Lender as beneficiary, issued by a commercial bank acceptable to the Lender and otherwise in form and substance acceptable to the Lender, in the Lender's sole discretion, or (ii) the sum of $4,000,000.00 in cash (the "CASH COLLATERAL") to be held as additional Collateral for the Liabilities.
                  1.
      If the Borrowers deliver:
                  a. A standby letter of credit, it shall be a so-called "CLEAN L/C" which permits the Lender to draw thereon at any time upon presentation of an appropriate sight draft, without certification by the Lender of any kind;
                  b. The Cash Collateral, then the Cash Collateral shall be maintained on deposit in an account in the Lender's name, and may be applied, offset, and otherwise liquidated by the Lender at any time, without further notice to the Borrowers, and the proceeds applied in reduction of the Liabilities (including, without limitation, principal, interest, fees, and costs and expenses) in such order as the Lender, in its sole discretion, may determine.
                  2.
      In either case, the proceeds of any drawing under the standby letter of credit or the Cash Collateral may be applied in reduction of the Liabilities (including, without limitation, principal, interest, fees, and costs and expenses) in such order as the Lender, in its sole discretion, may determine.
                  3.
      In either case, the Lender shall furnish the Lead Borrower with notice reasonably promptly after such drawing, application, offset or liquidation of the manner in which the proceeds therefrom have been applied.
                  4.
      The Borrowers shall execute and deliver to the Lender, or cause to be executed and delivered to the Lender, whatever additional documents, instruments, and agreements that the Lender may require in order to effect, perfect, or vest the standby letter of credit or the Cash Collateral more securely in the Lender.

            B.
AVAILABILITY RESERVES. Through the close of business on Tuesday, April 15, 2003, the Aggregate amount of all outstanding Availability Reserves shall be reduced to an overriding aggregate amount of $1,000,000.00, after giving effect to the $750,000.00 overriding reduction implemented in accordance with Part 2, Paragraph III (H) of the Third Amendment to the Loan Agreement.

            C.
MAXIMUM BALANCE OF REVOLVING CREDIT.      Upon the satisfaction of all


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Preconditions to Effectiveness, Part 3, below, and thereafter:
                  1.
      The temporary overadvance facility implemented pursuant to the Fourth Amendment to the Loan Agreement shall terminate. Loans, advances, and other financial accommodations shall only be granted in accordance with Availability and the other terms and conditions of the Revolving Credit as set forth in the Loan Agreement;
                  2.
      At no time shall the outstanding balance of the Liabilities, including existing cash-collateralized Standby L/C's in the aggregate amount of $3,350,000 and any additional L/C's, ever exceed $11,350,000.00.
            D.
TERMINATION OF REVOLVING CREDIT. The Revolving Credit and any obligation of the Lender to make loans and advances, or to otherwise grant financial accommodations, to or for the benefit of the Borrowers shall terminate at the close of business on Tuesday, April 15, 2003. From and after that date and time:
                  1.
      Unless expressly extended in writing by the Lender in the Lender's sole discretion, all Liabilities shall be due and payable in full, without demand, notice or protest, all of which are hereby expressly waived by the Borrowers; PROVIDED, HOWEVER, THAT any Early Termination Fee shall be waived by the Lender in the event that immediately upon such termination, the Borrowers repay all of the Liabilities and discharge all of their obligations on account of such termination (as to which, see Section 13:13-2 of the Loan Agreement) with the proceeds of a financing from a third party which has provided the Borrowers with a financing commitment with advance rates (inclusive of all applicable reserves used to determine the amount available to the Borrowers under such financing commitment) which provide the Borrowers with greater availability on the same assets than are offered by the Lender either under the then existing Loan Agreement or under any modification thereto proposed by the Lender;
                  2.
      In the absence of such an agreement in writing, the Lender may, in its discretion, either:
                  a.    Forbear from making demand for, and accelerating
                        payment of the Liabilities and otherwise forbear from enforcing the Lender's Rights and Remedies; or
                  b. Make demand for, and accelerate payment of the Liabilities and otherwise commence enforcing the Lender's Rights and Remedies at any time, or from time to time, without further notice to the Borrowers.
            E.
FINANCIAL PERFORMANCE COVENANTS.    During the effective period of this
Amendment, the Borrowers shall comply with the following financial performance covenants:
                  1.


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      INVENTORY LEVEL. The Borrowers shall at all times, tested daily upon receipt by the Lender of the daily Borrowing Base Certificate, maintain Eligible Inventory in aggregate amounts (measured at Cost on a rolling three-week average basis) not (A) less than the greater of (i) 85% of the amounts shown on the Business Plan, or (ii) the following specified amounts, nor (B) greater than the lesser of (i) 115% of the amounts shown on the Business Plan, or (ii) the following specified amounts, during the corresponding period:


         Period                         Inventory Minimum and Maximum
        --------------------------------------------------------------

         Week ending March 1            Not less than $14,741,286, nor
                                        greater than $19,944,092
        --------------------------------------------------------------
         Week ending March 8            Not less than $14,472,399, nor
                                        greater than $19,580,305
        --------------------------------------------------------------
         Week ending March 15           Not less than $14,411,841, nor
                                        greater than $19,498,373
        --------------------------------------------------------------
         Week ending March 22           Not less than $14,556,220, nor
                                        greater than $19,693,709
        --------------------------------------------------------------
         Week ending March 29           Not less than $14,823,850, nor
                                        greater than $20,055,796
        --------------------------------------------------------------
         Week ending April 5            Not less than $15,131,351, nor
                                        greater than $20,471,837
        --------------------------------------------------------------
         Week ending April 12           Not less than $15,300,000, nor
                                        greater than $20,700,000
        --------------------------------------------------------------
                  2.
      REVENUE. The Borrowers shall at all times, tested weekly on a rolling three-week average basis, achieve revenue in amounts not less than 85% of the amounts projected in the Business Plan as of the end of each such week, as follows:


         Period                         Revenue Not less Than
        -----------------------------------------------------
         Week ending March 22                 $2,113,503
        -----------------------------------------------------
         Week ending March 29                 $2,148,331
        -----------------------------------------------------
         Week ending April 5                  $2,297,975
        -----------------------------------------------------


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         Period                         Revenue Not less Than
        -----------------------------------------------------
         Week ending April 12                 $2,295,000
        -----------------------------------------------------

            F.
AMENDMENT FEE. In consideration of the Lender's agreement to enter into this Amendment, upon the execution of this Amendment, the Borrowers shall pay to the Lender an amendment fee in the amount of $80,000.00. The amendment fee shall be fully earned upon the execution of this amendment, shall be retained by the Lender under all circumstances, and shall not be applied in reduction of any of the other Liabilities.


      PART 2.     UPDATED BUSINESS PLAN

      On or before March 1, 2003, the Borrowers shall present to the Lender (i) an updated 13-week cash flow projection for the succeeding 13 weeks, and (ii) a business plan with respect to the Borrowers' projected business operations for the succeeding 12 months (collectively, the "BUSINESS PLAN"). The Borrowers warrant and represent to the Lender that the Business Plan shall represent the Borrowers' good faith and reasonable estimation of the projected financial performance of the Borrowers' business for the periods set forth therein and will be based upon estimates and assumptions stated therein, all of which the Borrowers shall believe to be reasonable and fair in light of conditions and facts known to management of the Borrowers as of the date of the preparation thereof (it being understood and acknowledged by the Lender that such financial performance as it relates to future events is not to be viewed as representations or warranties that such events will occur, and that actual results may differ from such projected financial performance).
            G.
Upon receipt of the Business Plan, the Lender and the Borrowers shall endeavor to determine whether, and on what terms and conditions, the Loan Agreement may be amended so as to facilitate continued borrowings thereunder by the Borrowers. In this regard, the Borrowers acknowledge and agree that:
                  1.
      No terms and conditions have yet to be agreed upon by the Lender;
                  2.
      The terms and conditions of any continued loan arrangement may be substantially different than those contained in the Loan Agreement at this time;
                  3.
      There is no commitment or obligation of the Lender to agree to any terms and conditions for the amendment and extension of the Loan Agreement; and
                  4.
      If the Lender and the Borrowers do reach agreement in principle with respect to


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      an amendment and extension of the Loan Agreement, no such agreement to so amend and extend the Loan Agreement shall take effect unless and until all necessary internal approvals have been obtained by the Lender and an agreement in writing has been executed on behalf of the Lender and the Borrowers.
            H.
If the Lender and the Borrower are unable to reach a mutually acceptable agreement with respect to the amendment and extension of the Loan Agreement, or if the Lender determines, in the Lender's sole discretion, not to undertake any such agreement, then the Borrowers shall undertake to immediately repay all Liabilities in full. Without limiting the ability of the Lender to exercise its rights and remedies as provided in Part 1, Paragraph (A)(1)(b), above, in all events and under all circumstances, unless extended in writing by the Lender, in the Lender's sole discretion, all Liabilities shall be paid in full on or before the close of business on Wednesday, May 15, 2003.



      PART 3.     PRECONDITIONS TO EFFECTIVENESS:

      This Amendment shall not take effect unless and until each and all of the following have been consummated, all on terms and conditions acceptable to the Lender, in the Lender's sole and exclusive discretion:

            1. The Borrowers have completed the transaction involving the (i) formation of dELiA*s Brand, LLC as a single purpose, bankruptcy remote, wholly-owned subsidiary of the Lead Borrower, and (ii) the execution by dELiA*s Brand, LLC of a "MASTER LICENSE AGREEMENT" with respect to certain of the Borrowers' trademarks, tradenames, and other intellectual property assets;
            2.    The receipt by the Borrowers of the sum of $16,500,000 as
                  the "Advance" under the Master License Agreement; and
            3.    The execution and delivery to the Lender of each and all of the documents, instruments, and agreements that the Lender may require in connection with the foregoing.
            4. Upon satisfaction of the conditions set forth in Paragraphs 1 through 3, above, the Lender shall execute and deliver to the Borrowers a partial release of its security interest in the Borrowers' trademarks, tradenames, and other intellectual property assets which are being transferred to dELiA*s Brand, LLC in connection with the foregoing.

      PART 4.     GENERAL PROVISIONS:
      I..
The Borrowers and each Guarantor, by executing this Amendment where indicated


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below, hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Borrowers and Guarantors further acknowledge and agree that, except as specifically modified in this Amendment, all terms and conditions of the Loan Documents shall remain in full force and effect. Further, the Borrowers acknowledge and agree that any failure of the Borrowers to perform in accordance with the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Agreement.
      II..
The Borrowers represent and warrant that there is not presently pending or threatened by or against any of the Borrowers any suit, action, proceeding, or investigation which, if determined adversely to any of the Borrowers, could reasonably be expected to have a Material Adverse Effect.
      III..
The Borrowers acknowledge and agree that there is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrowers or any Guarantor under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to any of the Borrowers or to any Guarantor with regard thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities.
      IV..
The Borrowers and each Guarantor, by executing this Amendment where indicated below, hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns with respect to the Liabilities or otherwise, and that if the Borrowers now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender or the Lender's officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrowers each hereby RELEASE the Lender and the Lender's officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns from any liability therefor.
      V..
The Borrowers and the Guarantors shall, from and after the execution of this Amendment, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender reasonably may require in order to vest or perfect the Loan Documents and the Collateral granted therein more securely in the Lender and to otherwise give effect to the terms and conditions of this Amendment
      VI..
The Borrowers agree that upon the filing of any Petition for Relief by or against any one or more of the Borrowers under the United States Bankruptcy Code, the Lender shall be


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entitled to immediate and complete relief from the automatic stay, and the
Lender shall be permitted to proceed to protect and enforce its contractual and state law rights and remedies. The Borrowers hereby expressly assent to any motion filed by the Lender seeking relief from the automatic stay. The Borrowers further hereby expressly WAIVE the protections afforded under Section 362 of the United States Bankruptcy Code with respect to the Lender.
      VII..
The Borrowers shall pay on demand all reasonable costs and expenses of the Lender, including without limitation, reasonable attorneys' fees heretofore or hereafter incurred by the Lender in connection with the loan arrangement maintained with the Borrowers, the Loan Agreement and any of the other Loan Documents, or in connection with the preparation, negotiation, execution, and delivery of this Fifth Amendment. The Lender is hereby authorized to pay all those costs and expenses by making advances under the Revolving Credit from time to time, whether or not sufficient Availability exists therefor, and whether or not the Lender is otherwise making loans and advances to the Borrowers at that time.
      VIII..
This Amendment shall be binding upon the Borrowers and the Borrowers' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender's successors and assigns. This Amendment and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrowers and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment, or any provision of any other document, instrument, or agreement between the Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.
      IX..
Terms used in this Fifth Amendment which are defined in the Loan Agreement are used as so defined.
      X..
This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
      XI..
In connection with the interpretation of this Amendment and all other documents, instruments, and agreements incidental hereto:
            A.
All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed


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instruments.
            B.
The captions of this Amendment are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Borrowers under this Amendment.
            C.
In the event of any inconsistency between the provisions of this Amendment and any other document, instrument, or agreement entered into by and between the Lender and the Borrowers, the provisions of this Amendment shall govern and control.
            D.
The Lender and the Borrowers have prepared this Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Lender and the Borrowers and shall not be construed against either the Lender or the Borrowers.
            E.
Any determination that any provision or application of this Amendment is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.
            F.
The Borrowers warrant and represent to the Lender that the Borrowers:
                  1.
      Have read and understand all of the terms and conditions of this Amendment;
                  2.
      Intend to be bound by the terms and conditions of this Amendment;
                  3.
      Are executing this Amendment freely and voluntarily, without duress, after consultation with independent counsel of their own selection.

                               [Signatures follow]

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                                                                 dELiA*S CORP.
                                                            (" LEAD BORROWER")


                                           By /s/ Evan Guillemin
                                             --------------------------------
                                        Title: Chief Operating Officer

                                                                 dELiA*S CORP.
                                                     dELiA*S OPERATING COMPANY
                                                  dELiA*S DISTRIBUTION COMPANY
                                                        dELiA*S   RETAIL COMPANY
                                                                  "BORROWERS":

                                           By /s/ Thomas Murphy
                                             --------------------------------
                                        Title: Senior Vice President of Finance


                                                WELLS FARGO RETAIL FINANCE LLC
                                                                    ("LENDER")

                                           By /s/ Daniel Durkin
                                             -------------------------------
                                        Title: Vice President


Acknowledged and Agreed:
("GUARANTORS")

iTurf Finance Company

By: /s/ Thomas Murphy
    -----------------------------------
Title: Senior Vice President of Finance


dELiA*S Group, Inc.

By: /s/ Thomas Murphy
    -----------------------------------
Title: Senior Vice President of Finance


dELiA*S Properties, Inc.

By: /s/ Thomas Murphy
    -----------------------------------
Title: Senior Vice President of Finance



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